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                           --------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                October 28, 1996


                                 XYTRONYX, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                -----------------
                  (State or other jurisdiction of incorporation


              0-14838                              36-3258753
          --------------------           ---------------------------
     (Commissioner File Number)       (IRS Employer Identification Number)




                             6555 Nancy Ridge Drive
                                    Suite 200
                          San Diego, California  92121
                       ---------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
                                                     --------------

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Item 5.  Other Events.

         The News Release dated October 28, 1996 announcing that the Company intends, with the assistance of a placement agent, and subject to market and other conditions, to raise up to $6 million in a private placement of equity securities to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended., filed as Exhibit
99.56 hereto, is hereby incorporated into this Report by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   EXHIBITS. The following exhibit accompanies this Report:

       Exhibit
       Number                           Exhibit description
       ------                           -------------------

        99.56 News Release dated October 28, 1996 announcing that the Company intends, with the assistance of a placement agent, and subject to market and other conditions, to raise up to $6 million in a private placement of equity securities to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended








                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   XYTRONYX, INC.


                                   By: /s/ CORRINE D. GULUTZ
                                       --------------------------------
                                            Corrine D. Gulutz
                                            Chief Accounting Officer

Date: October 28, 1996


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                         INDEX TO EXHIBITS



Exhibit                                                          Sequentially
Number              Description of Exhibit                       Numbered Page
------              ----------------------                       -------------

 99.56 News Release dated October 28, 1996 announcing that the Company intends, with the assistance of a placement agent, and subject to market and other conditions, to raise up to $6 million in a private placement of equity securities to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended


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